HandHeld entertainment

We make products and services for fun, easy, entertaining media on the go

Agenda

Accelerate Content Growth

Accelerate Content Growth

Focus Hardware Business on Near Term Profitability

1. Accelerate Content Growth Dorks.com Acquisition – The “What”

Popular User Generated Content Site

Popular User Generated Content Site

Up to 1 Million Monthly Unique Visitors

Focus on Humorous Videos

Creates Foundation for Other Similar Acquisitions

First step in Acquisitive Growth Strategy

Price = $1.5 million (33% cash/67% convertible note)

1. Accelerate Content Growth Dorks.com Acquisition – The “Why”

Significant and Immediate Increase in Traffic - ~1 million unique visitors/month

Significant and Immediate Increase in Traffic - ~1 million unique visitors/month

Significant Revenue Potential

Cross Selling Opportunity Between Commercial and User Generated Content

Critical Mass for Advertising Revenue

Great “Viral” Content for Portables

ZVUEs, Lyras, Windows Mobile 5.0 (Phones, PDAs)

Our goal is to have 3-5 million monthly unique visitors

Our goal is to have 3-5 million monthly unique visitors

Accelerate Content Growth -<br/>Launch zvue.com Free Stuff Store

ZVUE.com’s User Generated Video Site

ZVUE.com’s User Generated Video Site

Launching with Close to One Hundred Videos

Target is Over 400 Videos by Year End

Playback for Both PCs and Portables

Accelerate Content Growth<br/>Support for Windows Mobile 5.0

ZVUE.com Supports Windows Mobile 5.0 Devices

ZVUE.com Supports Windows Mobile 5.0 Devices

Expands ZVUE.com’s Reach to a New Category of Portable Devices

Leverages the Strength of our Open Content Solution

Original comedy content created for wireless handsets

Original comedy content created for wireless handsets

Over 2 Million subscribers through MobiTV, Sprint, Cingular, and others

Affiliated with the Ice House - a mecca for legendary veterans like Bill Maher, Dennis Miller, George Lopez, Chris Tucker, and Bobcat Goldthwait

Great Viral Effect for Portable Devices

1. Accelerate Content Growth<br/>Continue Acquiring Great Content

2. Focus Hardware Business on Near Term Profitability – OEM Business Model

Increases Margins

Increases Margins

Reduces Engineering expense

Reduces Engineering Risk

Example: ZVUE MP3 Player

On retail shelves this December

Leverages Two Core Strengths

Distribution

2. Focus Hardware Business on Near Term Profitability

New Market Dynamics

New Market Dynamics

ZUNE v. iPod at $249

Huge Advertising Spends and High Market Awareness

Focus on Traditional Competitive Strengths

Low-cost, High-value

E.g., Model 200/250 at SRP of $99

Discontinue higher priced Models 400/500

Leverage Wal-Mart Product Placement and Competitive Advertising

Model 200/250 is in the Wal-Mart Video Case

$99 v. $249 Value Proposition

Therefore, reduce advertising budget

2. Focus Hardware Business on Near Term Profitability

ZP3

ZP3

SRP = $69.95

Gross Margin = 25%

Firm order for 36,000 units this calendar year

Marketing unit for placement in Europe and additional US placement

All Hardware Sales Contribute to Operating Cash Flow

Model 250/200

Model 250/200

SRP = $99.95

Gross Margin = 18%

Wal- Mart Order Visibility for 15 - 20,000 units this calendar quarter

3. Implement Operating Plan that is 12 Month to Cash Flow Positive – ZUNE Settlement

$1.85 Million paid to us by 11/14/06

$1.85 Million paid to us by 11/14/06

Business meetings by year end with key Microsoft Business Units

3. Implement Operating Plan that is 12 Month to Cash Flow Positive

Operating Plan has three objectives:

Operating Plan has three objectives:

Drive Content revenue through acquisition of and directed selling to targeted unique visitors

Focus on OEM and Low End Opportunities

Drive collaboration opportunities e.g., ZP3 in US & Europe

Eliminate all engineering investments for the 400 & 500 players

Operating Expenses Reductions

Reduce FTE headcount from 55 to a maximum of 30

All cost reductions will be fully implemented by

All cost reductions will be fully implemented by

3. Implement Operating Plan that is 12 Month to Cash Flow Positive

Cash Forecast

Cash Forecast

Balance at 9/30/06 $3.9M

Add: MSFT Settlement (net) 1.4M

CF Contribution - Products 1.5M

CF Contribution - Web 0.7M

Less: Severance & Related (0.2M)

Oct & Nov ’06 Cash Burn (1.4M)

WC Carry (1.2M)

We expect to reduce the monthly cash burn from approx. $700K to a maximum of $375K

Conclusion

12 month plan to CFP w/o additional capital

12 month plan to CFP w/o additional capital

Rapid Growth in Content Traffic from Acquisitive Growth Strategy

Content Expansion to Competitive Devices (RCA Lyra), Windows Mobile Phones and PDAs

OEM Hardware Business to Break Even

Well Positioned for Growth